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                                                                EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Engineering Animation, Inc. 1997 Non-Qualified Stock Option Plan of our report dated January 17, 1997 with respect to the financial statements of Engineering Animation, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                         /s/ ERNST & YOUNG LLP
                                         ---------------------


Des Moines, Iowa
November 19, 1997